UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

PROPANC BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of principal executive offices) (Zip Code)

61 03 9882 0780

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 30, 2020, Propanc Biopharma, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) whereby an investor (the “Investor”) purchased from the Company, 7,500,000 units (the “Units”), each consisting of (i) 1.5 shares of the Company’s common stock (the “Common Stock”), or pre-funded warrants (the “Prefunded Warrants”) and (ii) 1.5 warrants to purchase one share of Common Stock (“Series A Warrants”, and collectively with the Common Stock the “Units”). In addition to the Units, the Investor was issued 63,750,000 warrants to purchase one share of Common Stock (the “Series B Warrants”) and an additional 63,750,000 warrants to purchase one share of Common Stock, subject to a vesting schedule (the “Series C Warrants” and, together with the Prefunded Warrants, the Series A Warrants, and the Series B Warrants, the “Warrants”). The aggregate purchase price for the Units, the Series A Warrants, the Series B Warrants and the Series C Warrants of $450,000 was paid at closing (the “Purchase Price”). The 11,250,000 shares of Common Stock underlying the Units issuable at closing of the Securities Purchase Agreement are comprised of 804,518 shares of restricted Common Stock and 10,445,482 Prefunded Warrants.

The Securities Purchase Agreement contains such representations, warranties and covenants as are typical for a transaction of this nature.

Series A Warrants

Pursuant to the Securities Purchase Agreement, the Investor purchased Series A Warrants to purchase up to 11,250,000 shares of Common Stock, subject to adjustment as provided therein. The Series A Warrants have a cash exercise price of $0.20 per share. The Series A Warrants contain a provision for cashless exercise in the event there is no effective registration statement registering the shares underlying the Series A Warrants calculated based on the difference between the exercise price of the Series A Warrant and the trading price of the stock (the “Cashless Exercise”).Additionally, the Series A Warrants contain a provision for a cashless conversion at the Holder’s option should the trading price of the Common Stock fall below $0.20 per share calculated based on the difference between the exercise price of the Series A Warrant and 70% of the Market Price, as defined therein (the” Alternate Cashless Exercise”).

Series B Warrants

Pursuant to the Securities Purchase Agreement, the Investor purchased Series B Warrants to purchase up to 63,750,000 shares of Common Stock, subject to adjustment as provided therein; provided, however, commencing on the 90th day following the effective date, the Company may reduce the number of Warrant Shares issuable upon exercise thereof by 37,500,000 upon 10 Trading Days’ prior written notice to the Holder provided that the Company issues to the Holder 3,750,000 shares of Common Stock (or, at the election of the Holder, an equivalent number of pre-funded warrants) and Series A Warrants to purchase up to 3,750,000 shares of Common Stock, which shares shall be issued pursuant to a registration statement without restrictions on resale. The Series B Warrants have a cash exercise price of $0.04 per share. The Series B Warrants contain a provision for Cashless Exercise.

Series C Warrants

Pursuant to the Securities Purchase Agreement, the Investor purchased Series C Warrants to purchase up to 63,750,000 shares of Common Stock, subject to adjustment as provided therein. The Series C Warrants have a cash exercise price of $0.20 per share, subject to the vesting schedule set forth therein, which is based on such Holder’s exercise of the Series B Warrants. The Series C Warrants contain provisions for Cashless Exercise and Alternate Cashless Exercise.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company and the Investor entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to register the shares of Common Stock underlying the Securities Purchase Agreement. The Registration Rights Agreement provides that the Company shall (i) use its best efforts to file with the Commission the Registration Statement within 60 days of the date of the Registration Rights Agreement; and (ii) have the Registration Statement declared effective by the Commission within 90 days of the date of the Registration Rights Agreement, or within 120 days of the date of the Registration Rights Agreement in the event of a full review by the Commission. The Registration Rights Agreement also provides that in the event of a limited or no review by the Commission, the Company shall use its best efforts to have the Registration Statement declared effective on the earlier of (i) the 90th day from the date of the Registration Rights Agreement or (ii) the fifth trading date following the Company’s receipt of notice from the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

The foregoing provides only brief descriptions of the material terms of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of Securities Purchase Agreement, Registration Rights Agreement and the Warrants, respectively, filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the Securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the Securities by the Company; (d) the Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Securities took place directly between the individual and the Company; and (f) the recipient of the Securities is an accredited investor.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Prefunded Warrant*
4.2	Form of Series A Warrant*
4.3	Form of Series B Warrant*
4.4	Form of Series C Warrant*
10.1	Form of Securities Purchase Agreement *
10.2	Form of Registration Rights Agreement *

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPANC BIOPHARMA, INC.

Date: April 3, 2020	By:	/s/ James Nathanielsz
James Nathanielsz
Chief Executive Officer